Exhibit 10.1

Execution Copy

Allied Capital Corporation

Second Omnibus Amendment to the Note Agreements

Dated as of December 30, 2008

Re:

Note Agreement dated as of May 14, 2003
$147,000,000 6.05% Senior Notes, Series B, due May 14, 2010
and
Note Agreement dated as of November 15, 2004
$252,500,000 5.53% Senior Notes, Series A, due November 15, 2009
$72,500,000 5.99% Senior Notes, Series B, due November 15, 2011
and
Note Agreement dated as of October 13, 2005
$261,000,000 6.15% Senior Notes, Series A, due October 13, 2010
$89,000,000 6.34% Senior Notes, Series B, due October 13, 2012
and
Note Agreement dated as of June 20, 2008
$140,500,000 7.82% Senior Notes, Series 2008-A, due June 20, 2013
$52,500,000 8.14% Senior Notes, Series 2008-B, due June 20, 2015

Allied Capital Corporation
1919 Pennsylvania Avenue, N.W.
Washington, DC 20006

Second Omnibus Amendment to the Note Agreements

Dated as of December 30, 2008

Re: Note Agreement dated as of May 14, 2003
$147,000,000 6.05% Senior Notes, Series B, due May 14, 2010
and
Note Agreement dated as of November 15, 2004
$252,500,000 5.53% Senior Notes, Series A, due November 15, 2009
$72,500,000 5.99% Senior Notes, Series B, due November 15, 2011
and
Note Agreement dated as of October 13, 2005
$261,000,000 6.15% Senior Notes, Series A, due October 13, 2010
$89,000,000 6.34% Senior Notes, Series B, due October 13, 2012
and
Note Agreement dated as of June 20, 2008
$140,500,000 7.82% Senior Notes, Series 2008-A, due June 20, 2013
$52,500,000 8.14% Senior Notes, Series 2008-B, due June 20, 2015

To each of the Noteholders
named in Exhibit A attached hereto which are also
signatories to this Second Omnibus Amendment
to the Note Agreements (this “Second Omnibus Amendment”).

Ladies and Gentlemen:

Reference is made to (i) the Note Agreement dated as of May 14, 2003, as amended by that certain First Amendment to Note Agreement dated as of February 29, 2008 and that certain First Omnibus Waiver and Amendment to the Note Agreements dated as of July 25, 2008 (as amended, the “2003 Note Agreement”) under and pursuant to which the $147,000,000 6.05% Senior Notes, Series B, due May 14, 2010 (the “2003 Notes”) were originally issued and sold, (ii) the Note Agreement dated as of November 15, 2004, as amended by that certain First Amendment to Note Agreement dated as of February 29, 2008 and that certain First Omnibus Waiver and Amendment to the Note Agreements dated as of July 25, 2008 (as amended, the “2004 Note Agreement”) under and pursuant to which (a) the $252,500,000 5.53% Senior Notes, Series A, due November 15, 2009 (the “2004 Series A Notes”) and (b) the $72,500,000 5.99% Senior Notes, Series B, due November 15, 2011 (the “2004 Series B Notes”, and together with the 2004 Series A Notes, the “2004 Notes”) were originally issued and sold, (iii) the Note Agreement dated as of October 13, 2005, as amended by that certain First Amendment to Note Agreement dated as of February 29, 2008 and that certain First Omnibus Waiver and Amendment to the Note Agreements dated as of July 25, 2008 (as amended, the “2005 Note Agreement”) under and pursuant to which (a) the $261,000,000 6.15% Senior Notes, Series A, due October 13, 2010 (the “2005 Series A Notes”) and (b) the $89,000,000 6.34% Senior Notes, Series B, due October 13, 2012 (the “2005 Series B Notes”, and together with the 2005 Series A Notes, the “2005 Notes”) were originally issued and sold, and (iv) the Note Agreement dated as of June 20, 2008, as amended by that certain First Omnibus Waiver and Amendment to the Note Agreements dated as of July 25, 2008 (as amended, the “2008 Note Agreement”) under and pursuant to which (a) the $140,500,000 7.82% Senior Notes, Series 2008-A, due June 20, 2013 (the “2008 Series A Notes”) and (b) the $52,500,000 8.14% Senior Notes, Series 2008-B, due June 20, 2015 (the “2008 Series B Notes”, and together with the 2008 Series A Notes, the “2008 Notes”, and together with the 2003 Notes, the 2004 Notes and the 2005 Notes, the “Existing Notes”) were originally issued and sold, each of which are by and among Allied Capital Corporation, a Maryland corporation (the “Company”), and the institutional investors named therein. The current holders of the Existing Notes are named in Exhibit A hereto and are collectively referred to as the “Noteholders” and individually as a “Noteholder”. The 2003 Note Agreement, the 2004 Note Agreement, the 2005 Note Agreement and the 2008 Note Agreement are collectively referred to as the “Note Agreements” and individually as a “Note Agreement”. Terms used but not otherwise defined herein shall have the meanings set forth in the Note Agreements.

The Company has requested certain amendments to the Note Agreements and hereby agrees with you as follows:

Article 1.

Amendment of Notes, Increase in Interest Rate

Upon the Effective Date (as defined in Section 5.5 of this Second Omnibus Amendment), automatically, and without further action on the part of either the Noteholders or the Company, the rate of interest borne by each series of Existing Notes (including the applicable default rate) shall be permanently increased by 100 basis points per annum and each Existing Note (other than the principal amount thereof and the payee named therein) shall be amended and restated in its entirety to read as set forth in Exhibits B-1 through B-7 hereto, respectively (each, a “Restated Note”) (and the form of Note(s) attached as an exhibit to each Note Agreement shall be amended to read as set forth in Exhibits B-1 through B-7, respectively). The Restated Notes shall evidence the same indebtedness formerly evidenced by the Existing Notes. Accrued and unpaid interest outstanding in respect of any of the Existing Notes as of the Effective Date shall be due and payable on the first interest payment date applicable to each Restated Note following the Effective Date. Upon the request of any Noteholder, the Company shall exchange such Noteholder’s Existing Note(s) for the corresponding Restated Note(s). The term “Notes” as used herein and in each Note Agreement, as amended by this Second Omnibus Amendment, shall include each such Restated Note (including any notes issued in substitution therefore pursuant to Section 9.2, in the case of the 2005 Note Agreement, and Section 10.2, in the case of the 2003 Note Agreement, the 2004 Note Agreement and the 2008 Note Agreement); provided, that as used in each Note Agreement the term “Notes” shall include only such Restated Notes that are amendments and restatements of Existing Notes issued under such Note Agreement.

In addition, from and after the Effective Date, (a) each reference to the rate of interest (including the applicable default rate), borne by a Note in any Note Agreement shall be amended to reflect the applicable increase to such rate of interest, as set forth in this Article 1, and (b) Section 1.2 of each Note Agreement and the first paragraph of each Note shall be further amended (as reflected in Section 2.1 and Exhibits B-1 through B-7) to provide for the payment of interest at the default rate so long as an Event of Default exists. Notwithstanding the increase in the rate of interest borne by the Notes resulting from the amendments set forth in this Article 1, the Make-Whole Amount and, where applicable, the Modified Make-Whole Amount for each Note shall continue to be calculated based on the rate of interest borne by such Note upon its original issuance.

Article 2.

Amendment of the Note Agreements.

Section 2.1. Amendment of Section 1.2 (Applicable Interest Rate(s)). (a) The reference in Section 1.2 of each Note Agreement to the rate of interest borne by the applicable Notes (including, without duplication of any increase provided for in Section 2.1(b) of this Second Omnibus Amendment, the default rate) shall be increased by 100 basis points per annum.

(b) The last sentence of Section 1.2 of each Note Agreement shall be and is hereby amended and restated in its entirety as follows:

Interest on the [Series 2008]1 Notes is payable semiannually on [     ]2 and [     ]3 in each year, commencing [     ]4, until such principal sum shall have become due and payable (whether at maturity, upon notice of prepayment or otherwise) and the Company shall pay on demand interest on any overdue principal and [premium]5[Premium]6 (as provided herein) and, to the extent permitted by applicable law, on any overdue interest, from the due date thereof (whether by acceleration or otherwise) and, during the continuance of any other Event of Default, on the unpaid balance thereof, at a rate of [     ]7 per annum for the [     ]8 Notes and [     ]9 per annum for the [     ]10 Notes until paid.

Section 2.2. Amendment of Section 5.5. (Nature of Business). Section 5.5 of the 2003 Note Agreement, the 2004 Note Agreement and the 2005 Note Agreement shall be and is hereby amended by the addition of the following sentence to the end thereof:

The Company will maintain its status as a RIC under the Code, and as a “business development company” under the Investment Company Act. The Company will not and will not permit any Consolidated Subsidiary to (a) become a Person described or designated in the Specially Designated Nationals and Blocked Persons List of the Office of Foreign Assets Control or in Section 1 of the Anti-Terrorism Order or (b) knowingly engage in any dealings or transactions with any such Person.

Section 2.3. Amendment of Section [5.6]/[5.7(a)] (Capital Maintenance). From and after December 26, 2008, Section 5.6, in the case of the 2003 Note Agreement, the 2004 Note Agreement and the 2005 Note Agreement, and Section 5.7(a), in the case of the 2008 Note Agreement, shall be and is hereby amended and restated in its entirety as follows:

[Section 5.6] / [(a)] Capital Maintenance. The Company shall at all times maintain Consolidated Shareholders Equity in an amount not less than the greater of (i) $1,500,000,000 and (ii) 85% of Consolidated Adjusted Debt.

Section 2.4. Amendment of Section [5.7]/[5.7(b)] (Interest Charges Coverage Ratio). Section 5.7, in the case of the 2003 Note Agreement, the 2004 Note Agreement and the 2005 Note Agreement, and Section 5.7(b), in the case of the 2008 Note Agreement, shall be and is hereby amended and restated in its entirety as follows:

[Section 5.7] / [(b)] Interest Charges Coverage Ratio. The Company shall maintain the ratio of Adjusted EBIT to Interest Expense of the Company and its Consolidated Subsidiaries, determined on a consolidated basis as of the last day of each fiscal quarter for the period of four consecutive fiscal quarters ending on such day, at not less than (i) 1.4 to 1.0 for the fiscal quarter ending December 31, 2008 and each fiscal quarter thereafter to and including the fiscal quarter ending December 31, 2009, (ii) 1.6 to 1.0 for the fiscal quarter ending March 31, 2010 and each fiscal quarter thereafter to and including the fiscal quarter ending December 31, 2010 and (iii) 1.7 to 1.0 for the fiscal quarter ending March 31, 2011 and each fiscal quarter thereafter.

Section 2.5. Amendment of Section [5.8(b)]/[5.7(d)] (Priority Debt). Section 5.8(b), in the case of the 2003 Note Agreement, the 2004 Note Agreement and the 2005 Note Agreement, and Section 5.7(d), in the case of the 2008 Note Agreement, shall be and is hereby amended and restated in its entirety as follows:

[(b)] /[(d) Priority Debt.] The Company shall not at any time permit any Priority Debt to be outstanding; other than (i) Senior Secured Obligations, (ii) Capitalized Leases for equipment used in the ordinary course of business of the Company and its Consolidated Subsidiaries in an aggregate principal amount not in excess of $5,000,000, (iii) Interest Rate Swaps (which may be collateralized) entered into in the ordinary course of business of the Company and its Consolidated Subsidiaries, and (iv) Debt of a Consolidated Subsidiary owing to the Company or another Consolidated Subsidiary.

Section 2.6. Amendment of Section [5.8]/[5.7] ([Limitations on Debt; Interest Rate Swaps] / [Financial Covenants]). Section 5.8, in the case of the 2003 Note Agreement, the 2004 Note Agreement and the 2005 Note Agreement, and Section 5.7, in the case of the 2008 Note Agreement, shall be and is hereby amended by the addition of the following new clause (f) to the end thereof:

(f) Ratio of Consolidated Total Adjusted Assets to Secured Debt. From and after the Collateral Effective Date, the Company shall have (i) on the last day of each quarterly fiscal period and (ii) at the time of incurrence of any Secured Debt, a ratio of Consolidated Total Adjusted Assets (measured, in the case of clause (ii), on a pro forma basis using asset values as of the most recent fiscal quarter for which financial statements have been delivered) to Secured Debt not less than 2.25 to 1.

Section 2.7. Amendment of Section [5.8(d)]/[5.8(a)] (Limitations on Debt; Interest Rate Swaps] / [Subsidiary Guaranties; Interest Rate Swaps]). Section 5.8(d), in the case of the 2003 Note Agreement, the 2004 Note Agreement and the 2005 Note Agreement, and Section 5.8(a), in the case of the 2008 Note Agreement, shall be and is hereby amended and restated in its entirety as follows:

[(d)] / [(a)] Intentionally Omitted.

Section 2.8. Amendment of Section 5.9 (Limitation on Liens). (a) Section 5.9 of each Note Agreement shall be and is hereby amended by: (i) deleting the “and” at the end of clause (f); (ii) deleting the “.” at the end of clause (g) and substituting “; and” in lieu thereof; and (iii) adding the following new clause (h) to the end thereof:

(h) Liens created under, or expressly permitted by, the Collateral Documents, including the Liens securing the Notes and the other Senior Secured Obligations, so long as the Notes shall at all times be equally and ratably secured thereby and the Intercreditor Agreement shall be in full force and effect.

(b) Section 5.9 of each Note Agreement shall be and is hereby further amended by deleting the last paragraph thereof and substituting the following in lieu thereof:

In accordance with Article 4 of the Second Omnibus Amendment, the Company has agreed to secure the Notes and the other Senior Secured Obligations on or prior to the Collateral Effective Date. The Company covenants and agrees to comply with the requirements of Article 4 of the Second Omnibus Amendment (including the obligation to secure the Notes and the other Senior Secured Obligations on or prior to the Collateral Effective Date). In addition, from and after the Collateral Effective Date, the Company hereby agrees as follows:

(i) Collateral Documents. The Company will, and will cause each Consolidated Subsidiary to, (A) comply with and perform each of the terms, conditions and covenants set forth in the Collateral Documents, and (B) cause the representations and warranties set forth in the Collateral Documents to be true and correct as provided in the Collateral Documents.

(ii) Additional Collateral. If at any time the Company or any Consolidated Subsidiary shall grant to any one or more of the Collateral Agent or a holder of any Senior Secured Obligation additional credit support (including a Subsidiary Bank Guaranty, a Subsidiary Existing Note Guaranty or any other Guaranty) or collateral of any kind as additional security to secure the Senior Secured Obligations, then the Company shall, or shall cause such Consolidated Subsidiary to, (A) grant to the Collateral Agent for the benefit of the Secured Parties the same credit support or collateral so that the Notes shall at all times be secured on an equal and ratable basis with the other Senior Secured Obligations, and (B) deliver an opinion of counsel to the effect that such additional credit support and the Collateral Documents relating to any such collateral have been duly authorized, executed and delivered by the Company or such Consolidated Subsidiary, as applicable, constitute the legal, valid and binding obligations of the Company or such Consolidated Subsidiary, as applicable, are enforceable against the Company or such Consolidated Subsidiary in accordance with the terms thereof, and covering such other matters as the Required Holders may reasonably request. In addition, any such credit support and new collateral shall at all times be subject to and governed by the terms of the Intercreditor Agreement.

(iii) Additional Consolidated Subsidiaries. Within ten days after the time that any Person becomes a Consolidated Subsidiary (other than the Pledge LLC) as a result of the creation of such Consolidated Subsidiary, a merger or other consolidation permitted by §5.11 of this Agreement or otherwise, (A) such Consolidated Subsidiary shall become a party to the Security Agreement and shall pledge a valid and perfected first priority security interest in all of its real and personal property (other than real and personal property which constitute Excluded Assets) whether tangible or intangible, pursuant to a joinder agreement in form and substance satisfactory to the Required Holders, (B) 100% of such Consolidated Subsidiary’s Equity Interests (65% in the case of any Consolidated Subsidiary organized under the laws of any jurisdiction outside of the United States of America) shall be pledged under the Collateral Documents, and (C) the Holders shall receive such board resolutions, officer’s certificates, corporate and other documents and opinions of counsel as the Required Holders shall reasonably request in connection with the actions described in clauses (A) and (B) above.

(iv) Additional Secured Debt. The Company and its Consolidated Subsidiaries may incur additional Debt secured by the Collateral (the “Additional Secured Debt”); provided, that (A) no financial covenants or events of default applicable to such Additional Secured Debt shall be more restrictive than the financial covenants and Events of Default set forth in §5 and §6, respectively, (B) at the time of such incurrence of Additional Secured Debt and after giving effect thereto, no Default or Event of Default shall have occurred and be continuing, and (C) such Additional Secured Debt shall be subject to the terms of the Intercreditor Agreement. Notwithstanding the foregoing, the Outstanding Public Debt shall not at any time have the benefit of or be secured by the Collateral.

(v) Additional Undertakings. The Company will use commercially reasonable efforts to obtain the consent or approval of all third parties required to permit the Company and its Consolidated Subsidiaries to subject all of their assets to the Lien of the Collateral Documents. In determining whether to obtain any such consent or approval, the Company may take into account the cost or charges imposed by third parties (on either the Company or any entity in which the Company or a Consolidated Subsidiary has an investment) to grant any such consent or approval. In addition, the Company shall not be obligated to obtain consents or approvals in respect of assets which in the reasonable judgment of the Company cannot be pledged, or as to which the consent to pledge cannot be sought, without substantially impairing the value of the asset or the ability of the Company or a Consolidated Subsidiary to manage the asset in the ordinary course of its business. Without limiting the obligation of the Company set forth above, to the extent any personal property of the Company or a Consolidated Subsidiary cannot be pledged as Collateral on account of contractual limitations applicable to such property but may be transferred to the Pledge LLC, such personal property shall be transferred to the Pledge LLC. The Company shall use commercially reasonable efforts to ensure that the documents which govern investments made subsequent to the date of the Second Omnibus Amendment do not restrict the ability of the Company to subject any such investment to the Lien of the Collateral Documents; provided that, so long as it has used such efforts, the Company will not be precluded from making an investment as to which the governing documents contain such a restriction.

Section 2.9. Amendment of Section 5.10 (Restricted Payments). The first paragraph of Section 5.10 of each Note Agreement shall be and is hereby amended and restated in its entirety as follows:

Section 5.10. Restricted Payments. The Company will not except as hereinafter provided:

(a) Declare or pay any dividends, either in cash or property, on any shares of its capital stock of any class (except dividends or other distributions payable solely in shares of capital stock of the Company);

(b) Directly or indirectly, or through any Subsidiary, purchase, redeem or retire any shares of its capital stock of any class or any warrants, rights or options to purchase or acquire any shares of its capital stock (other than in exchange for or out of the net cash proceeds to the Company from the substantially concurrent issue or sale of other shares of capital stock of the Company or warrants, rights or options to purchase or acquire any shares of its capital stock); or

(c) Make any other payment or distribution, either directly or indirectly or through any Subsidiary, in respect of its capital stock;

(such declarations or payments of dividends, purchases, redemptions or retirements of capital stock and warrants, rights or options and all such other payments or distributions being herein collectively called “Restricted Payments”), if after giving effect thereto: (i) in the case of clause (a) or (c) of this §5.10, an Event of Default described in paragraph (a) or (b) of §6.1 shall exist, and in the case of clause (b) of this §5.10, any Default or Event of Default shall exist; (ii) in the case of clause (a) or (c) of this §5.10, as the result of an occurrence of any Event of Default (other than that described in paragraph (a) or (b) of §6.1) the Notes shall have been accelerated under §6.3; or (iii) the Company would not be in compliance with the limitations of [§5.7(c), (d), (e) or (f) or]11 §5.8. In addition to the forgoing limitations, prior to December 31, 2010, the Company shall not (x) pay any dividend in excess of $0.20 per share per fiscal quarter (or such greater amount as shall be required for the Company to maintain its status as a RIC) or (y) purchase, redeem or retire any shares of its capital stock of any class or any warrants, rights or options to purchase or acquire any shares of its capital stock for an aggregate consideration in excess of $60,000,000.

Section 2.10. Amendment of Section 5.11 (Mergers, Consolidations and Sales of Assets). Section 5.11(a)(3) of each Note Agreement shall be and is hereby amended and restated in its entirety as follows:

(3) So long as no Default or Event of Default shall exist (except to the extent otherwise expressly set forth in the Intercreditor Agreement), the Company and any Consolidated Subsidiary may sell, transfer or otherwise dispose of all or any part of its Investments in the ordinary course of business (which shall not include securitization transactions).

Section 2.11. Amendment of Section 5.12 (Repurchase of Notes). Section 5.12 of each Note Agreement shall be and is hereby amended and restated in its entirety as follows:

Section 5.12. Repurchase of Notes; Certain Payments. (a) Neither the Company nor any Consolidated Subsidiary or Affiliate, directly or indirectly, may repurchase or make any offer to repurchase any Notes unless an offer has been made to repurchase Notes, pro rata, from all holders of the Notes at the same time and upon the same terms. In case the Company repurchases or otherwise acquires any Notes, such Notes shall immediately thereafter be canceled and no Notes shall be issued in substitution therefor. Without limiting the foregoing, upon the repurchase or other acquisition of any Notes by the Company, any Consolidated Subsidiary or any Affiliate, such Notes shall no longer be outstanding for purposes of any section of this Agreement [or any Supplement, in each case]12 relating to the taking by the holders of the Notes of any actions with respect hereto [or thereto]13, including without limitation, §6.3, §6.4 and §7.1. Notwithstanding the foregoing, if any Default or Event of Default exists under any Existing Note Agreement, any offer to repurchase Notes pursuant to this §5.12 shall be made pro rata to the holders of all Existing Notes.

(b) Neither the Company nor any Consolidated Subsidiary or Affiliate, directly or indirectly, may prepay, redeem, purchase, tender or acquire any series of Outstanding Public Debt prior to the stated maturity of such series.

(c) The Company will not exercise any right of optional prepayment providing for prepayment with the Make-Whole Amount set forth in any Existing Note Agreement, unless the Company shall concurrently prepay a pro rata portion of each of the Existing Notes outstanding under each Existing Note Agreement in accordance with the terms of such Existing Note Agreements.

Section 2.12. Amendment of Section 5.13 (Transactions with Affiliates). Section 5.13 of the 2008 Note Agreement shall be and is hereby amended and restated in its entirety as follows:

Section 5.13. Transactions with Affiliates. The Company will not, and will not permit any Consolidated Subsidiary to, enter into or be a party to any transaction or arrangement with any Affiliate (including, without limitation, the purchase from, sale to or exchange of property with, or the rendering of any service by or for, any Affiliate), except transactions in the ordinary course of, and pursuant to the reasonable requirements of the Company’s or such Consolidated Subsidiary’s business and upon fair and reasonable terms no less favorable to the Company or such Consolidated Subsidiary than would be obtained in a comparable arm’s-length transaction with a Person other than an Affiliate.

Section 2.13. Amendment of Section 5.15 (Reports and Right of Inspection). (a) Section 5.15 of each Note Agreement shall be and is hereby amended by: (i) deleting the “and” at the end of clause (g), in the case of the 2003 Note Agreement, the 2004 Note Agreement and the 2005 Note Agreement, and clause (h), in the case of the 2008 Note Agreement; (ii) renumbering clause “(h)” as clause “(k)”, in the case of the 2003 Note Agreement, the 2004 Note Agreement and the 2005 Note Agreement, and clause “(i)” as clause “(l)”, in the case of the 2008 Note Agreement; and (iii) adding the following new clauses (h), (i) and (j) immediately following clause (g), in the case of the 2003 Note Agreement, the 2004 Note Agreement and the 2005 Note Agreement, and clauses (i), (j) and (k) immediately following clause (h), in the case of the 2008 Note Agreement:

[(h)] / [(i)] Intercreditor Agreement. (i)  Not less than ten Business Days prior to execution thereof, a copy of (x) each proposed amendment to the Collateral Documents, and (y) after the Collateral Effective Date, each document or agreement which, if executed and delivered, would become an additional Collateral Document, (ii) promptly following execution thereof, one copy of each of the documents referred to in the preceding clause (i), and (iii) such other items pertaining to the Collateral as may be required in accordance with the terms of the Collateral Documents;

[(i)] / [(j)] Bank Credit Agreement.  (i) Concurrently with the delivery to the Banks, copies of all financial and other information and certificates (including compliance certificates) and reports delivered to the Banks pursuant to the Bank Credit Agreement or with respect to the Collateral, (ii) not less than five days prior to the execution thereof, a summary of the material terms of any proposed amendment to the Bank Credit Agreement, and (iii) promptly following execution thereof, one copy of such amendment referred to in the preceding clause (ii);

[(j)/(k)] Collateral Report. Concurrently with the delivery of the financial statements required to be delivered pursuant to §5.15 (a) and (b), a schedule which lists by type and Book Value (i) all of the assets of the Company and its Consolidated Subsidiaries, (ii) all of the assets of the Company and its Consolidated Subsidiaries which are subject to the Lien of the Collateral Documents, (iii) all of the assets which are owned by Pledge LLC, and (iv) all of the assets which are neither subject to the Lien of the Collateral Documents nor owned by the Pledge LLC; and

(b) Section 5.15 of each Note Agreement shall be and is hereby further amended by the addition thereto of a new paragraph at the end thereof which shall read as follows:

The Company shall at all times cause the Notes to be rated by at least one Nationally Recognized Rating Agency; provided, that if more than one Nationally Recognized Rating Agency rates the Company’s Debt, each such Nationally Recognized Rating Agency shall also rate the Notes.

Section 2.14. Amendment of Section 8.1 (Definitions). Section 8.1 of each Note Agreement shall be and is hereby amended by amending the definitions hereinafter set forth in their entirety to read as follows:

“Bank Credit Agreement” means the Credit Agreement between the Banks and the Company dated as of April 9, 2008, pursuant to which the Banks have extended credit to the Company, as the same may be amended, renewed, extended, or replaced in accordance with its terms and the terms of the Intercreditor Agreement.

“Existing Note Agreements” means (i) the Note Agreement dated as of May 14, 2003, as amended by that certain First Amendment to Note Agreement dated as of February 29, 2008, that certain First Omnibus Waiver and Amendment to the Note Agreements dated as of July 25, 2008 and the Second Omnibus Amendment, pursuant to which the Company has issued its $147,000,000 6.05% Senior Notes, Series B, due May 14, 2010, and any renewal thereof, (ii) the Note Agreement dated as of November 15, 2004, as amended by that certain First Amendment to Note Agreement dated as of February 29, 2008, that certain First Omnibus Waiver and Amendment to the Note Agreements dated as of July 25, 2008 and the Second Omnibus Amendment, pursuant to which the Company has issued its $252,500,000 5.53% Senior Notes, Series A, due November 15, 2009 and its $72,500,000 5.99% Senior Notes, Series B, due November 15, 2011, and any renewal thereof, (iii) the Note Agreement dated as of October 13, 2005, as amended by that certain First Amendment to Note Agreement dated as of February 29, 2008, that certain First Omnibus Waiver and Amendment to the Note Agreements dated as of July 25, 2008 and the Second Omnibus Amendment, pursuant to which the Company has issued its $261,000,000 6.15% Senior Notes, Series A, due October 13, 2010 and its $89,000,000 6.34% Senior Notes, Series B, due October 13, 2012, and any renewal thereof, and (iv) the Note Agreement dated as of June 20, 2008, as amended by that certain First Omnibus Waiver and Amendment to the Note Agreements dated as of July 25, 2008 and the Second Omnibus Amendment, pursuant to which the Company has issued its $140,500,000 7.82% Senior Notes, Series 2008-A, due June 20, 2013 and its $52,500,000 8.14% Senior Notes, Series 2008-B, due June 20, 2015, and any renewal thereof (the “2008 Note Agreement”).

“Existing Notes” means the notes issued by the Company pursuant to the Existing Note Agreements, as amended by the Second Omnibus Amendment.

“Intercreditor Agreement” means the Intercreditor and Collateral Agency Agreement to be executed among the Banks, the Collateral Agent and the Noteholders and consented and agreed to by the Company and the Consolidated Subsidiaries, the form and substance of which is acceptable to the Required Holders, as the same may be amended, modified, restated, supplemented or replaced from time to time in accordance with the terms thereof.

“Priority Debt” means (without duplication) (i) all Debt of the Company and its Consolidated Subsidiaries secured by a Lien, (ii) all liabilities of the Company and its Consolidated Subsidiaries under Interest Rate Swaps entered into for the purpose of hedging interest rate risk with respect to Debt, if and only if such liabilities are secured by a Lien, (iii) all unsecured Debt of Consolidated Subsidiaries, and (iv) all unsecured liabilities of Consolidated Subsidiaries under Interest Rate Swaps entered into for the purpose of hedging interest rate risk with respect to Debt (excluding in each case, any Debt or liability owing to the Company or another Consolidated Subsidiary).

“Senior Financial Officer” means the chief financial officer, chief operating officer, chief accounting officer, treasurer or controller of the Company or any Consolidated Subsidiary, as applicable; provided, that the term “Senior Financial Officer”, when used in this Agreement without reference to any particular entity, shall mean a Senior Financial Officer of the Company.

Section 2.15. Amendment of Section 8.1 (Definitions). Section 8.1 of each Note Agreement shall be and is hereby amended by the addition thereto of the following definitions which shall read as follows:

“Additional Secured Debt” shall have the meaning set forth in §5.9(iv).

“Additional Senior Secured Obligations” shall have the meaning set forth in the Intercreditor Agreement.

“Anti-Terrorism Order” means Executive Order No. 13,224 of September 24, 2001, Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit or Support Terrorism, 66 U.S. Fed. Reg. 49, 079 (2001), as amended.14

“Bank Obligations” shall have the meaning set forth in the Intercreditor Agreement.

“Collateral” shall have the meaning set forth in the Second Omnibus Amendment.

“Collateral Agent” means Bank of America N.A. in its capacity as collateral agent under the Collateral Documents, together with its successors and assigns in such capacity.

“Collateral Documents” means, collectively, any security agreement, including without limitation the Security Agreement, any pledge agreement, any control agreement, any mortgage or deed of trust including without limitation the Mortgages, any assignment and endorsement of insurance, or any other agreement, joinder, ratification, or document, together with all related financing statements and stock powers, now or hereafter executed and delivered in connection with this Agreement to create a Lien on any real or personal property in favor of Collateral Agent for the benefit of the Senior Secured Obligations, each in form and substance satisfactory to the Required Holders, as the same may be amended, supplemented, replaced, modified and restated from time to time in accordance with the terms of this Agreement and the Intercreditor Agreement.

“Collateral Effective Date” shall have the meaning set forth in the Second Omnibus Amendment.

“Consolidated Adjusted Debt” means Consolidated Debt minus Guaranties (including undrawn letter of credit obligations) included in Consolidated Debt in an amount which does not exceed the greater of (x) the obligations from time to time outstanding under Guaranties (including undrawn letters of credit) given to secure payment of certain obligations of or related to Ciena Capital LLC in an amount not in excess of $146,000,000, and (y) $50,000,000.

“Consolidated Total Adjusted Assets” means the aggregate Book Value (without duplication) of assets of the Company and its Consolidated Subsidiaries which (i) constitute Collateral, or (ii) which are owned by a Pledge LLC; provided that for purposes of determining Consolidated Total Adjusted Assets, the aggregate Book Value of assets which are owned by all Pledge LLC’s shall not exceed 25% of Consolidated Total Adjusted Assets.

“Equity Interests” means, with respect to any Person, all of the shares of capital stock of (or other ownership or profit interests in) such Person, all of the warrants, options or other rights for the purchase or acquisition from such Person of shares of capital stock of (or other ownership or profit interests in) such Person, all of the securities convertible into or exchangeable for shares of capital stock of (or other ownership or profit interests in) such Person or warrants, rights or options for the purchase or acquisition from such Person of such shares (or such other interests), and all of the other ownership or profit interests in such Person (including partnership, member or trust interests therein), whether voting or nonvoting, and whether or not such shares, warrants, options, rights or other interests are outstanding on any date of determination.

“Excluded Assets” shall have the meaning set forth in the Second Omnibus Amendment.

“Fitch” means Fitch/BCA Duff & Phelps Ltd.

“Moody’s” means Moody’s Investors Service, Inc.

“Mortgage” means any mortgage, deed of trust, deed to secure, or similar instrument under which a Lien may be granted against real property, duly executed by the Company or one of the Consolidated Subsidiaries covering the Real Property, appropriately conformed to the particular requirements of each applicable jurisdiction where such Real Property is located and in form and substance reasonably satisfactory to the Required Holders.

“Nationally Recognized Rating Agency” means Moody’s, S&P, DBRS Limited or Fitch.

“Note Obligations” shall have the meaning set forth in the Intercreditor Agreement.

“Noteholders” means, collectively, each holder of an Existing Note.

“Outstanding Public Debt” means the Indenture by and between the Company and The Bank of New York, dated as of June 16, 2006, as supplemented by (x) the First Supplemental Indenture by and between the Company and The Bank of New York, dated as of July 25, 2006, pursuant to which the Company has issued its $400,000,000 6.625% Notes due July 15, 2011, (y) the Second Supplemental Indenture by and between the Company and The Bank of New York, dated as of December 8, 2006, pursuant to which the Company has issued its $250,000,000 6.0% Notes due April 1, 2012, and (z) the Third Supplemental Indenture by and between the Company and The Bank of New York, dated as of March 28, 2007, pursuant to which the Company has issued its $230,000,000 6.875% Notes due April 15, 2047.

“Pledge LLC” means one or more Wholly-Owned Consolidated Subsidiaries, each of which (i) has title to personal property which would constitute Collateral but for limitations in the documents which govern such personal property, or has title to real property (ii) has no Debt outstanding other than (x) Debt owing to the Company, and (y) Guaranties of the Senior Secured Obligations, and (iii) has had all of its Voting Stock and Debt owing to the Company pledged to the Collateral Agent as Collateral.

“Real Property” means the real property owned or leased by the Company or any Consolidated Subsidiary and located in the United States.

“Required Holders” means, at any time, the holders of not less than 51% in aggregate principal amount of the Notes at the time outstanding.

“RIC” means a Person qualifying for treatment as a “regulated investment company” under the Code.15

“S&P” means Standard & Poor’s Ratings Group, a division of The McGraw-Hill Companies, Inc.

“Second Omnibus Amendment” means the Second Omnibus Amendment to the Note Agreements dated as of December 30, 2008 among the Company and the holders of the Existing Notes.

“Secured Debt” means, without duplication, (i) the outstanding Existing Notes, (ii) any Additional Notes (as defined in the 2008 Note Agreement) issued pursuant to the 2008 Note Agreement, (iii) the Debt outstanding from time to time pursuant to the Bank Credit Agreement and (iv) any Additional Secured Debt incurred in accordance with §5.9(iv), all of which shall be secured equally and ratably by the Collateral pursuant to the terms of the Intercreditor Agreement, and all of which shall be determined on a consolidated basis in accordance with GAAP.

“Secured Party” means each holder of a Senior Secured Obligation.

“Security Agreement” means the Security Agreement to be executed by the Company and the Consolidated Subsidiaries in favor of the Collateral Agent for the benefit of the Secured Parties, the form and substance of which is acceptable to the Required Holders, as such agreement may be amended, restated, joined, supplemented or otherwise modified from time to time in accordance with the terms thereof.

“Senior Secured Obligations” means (i) the Note Obligations, (ii) the Bank Obligations and (iii) the Additional Senior Secured Obligations.

“UCC” shall have the meaning set forth in the Second Omnibus Amendment.

Section 2.16. Amendment of Section [9.4]/[10.4] (Expenses, Stamp Tax Indemnity). Section 9.4, in the case of the 2005 Note Agreement, and Section 10.4, in the case of the 2003 Note Agreement, the 2004 Note Agreement and the 2008 Note Agreement, shall be and is hereby amended by the addition of a new paragraph which shall read as follows:

Without limiting the foregoing, the Company agrees to pay all reasonable fees of the Collateral Agent in connection with the preparation, execution and delivery of the Intercreditor Agreement and the Collateral Documents and the transactions contemplated thereby, including but not limited to reasonable attorneys fees and to pay to the Collateral Agent from time to time all reasonable fees, and expenses and such indemnities and other amounts as shall be required to be paid by the Company to the Collateral Agent in accordance with the terms of the Intercreditor Agreement and the Collateral Documents. The Company shall also pay (i) the reasonable fees and expenses of Chapman and Cutler LLP in connection with (A) the negotiation and review of the Collateral Documents and the Intercreditor Agreement, including, in each case, any amendments thereto, on behalf of the holders of the Notes and (B) any workout or restructuring relating to the Collateral Documents and (ii) the reasonable out of pocket expenses of the holders of the Notes incurred in the course of (A) negotiating the Intercreditor Agreement and the Collateral Documents, including, in each case, any amendments thereto and (B) any workout or restructuring relating to the Collateral Documents.

Article 3.

Representations and Warranties.

The Company represents and warrants that as of the date hereof and after giving effect hereto:

(a) The execution and delivery of this Second Omnibus Amendment by the Company and compliance by the Company with all of the provisions of the Note Agreements, as amended by this Second Omnibus Amendment—

(i) are within the corporate power and authority of the Company; and

(ii) will not violate any provisions of any law or any order of any court or governmental authority or agency, and will not conflict with or result in any breach of any of the terms, conditions or provisions of, or constitute a default under the articles of incorporation or bylaws of the Company or any indenture or other agreement or instrument to which the Company is a party or by which the Company may be bound, or (other than Liens created by the Collateral Documents) result in the imposition of any Liens or encumbrances on any property of the Company.

(b) The execution and delivery of this Second Omnibus Amendment and the Collateral Documents have been duly authorized by all necessary corporate action on the part of the Company and its Consolidated Subsidiaries, as applicable, (no action by the stockholders of the Company or any Consolidated Subsidiary being required by law, by the articles of incorporation or bylaws of the Company or any Consolidated Subsidiary or otherwise, other than those actions which have been obtained or effected); and this Second Omnibus Amendment has been duly executed and delivered by the Company, and the Note Agreements and the Notes, in each case as amended by this Second Omnibus Amendment, each constitute the legal, valid and binding obligations, contracts and agreements of the Company, enforceable in accordance with their respective terms, subject to bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and similar laws affecting creditors’ rights generally, and general principles of equity (regardless of whether the application of such principles is considered in a proceeding in equity or at law).

(c) Upon the effectiveness of this Second Omnibus Amendment and that certain First Amendment to Credit Agreement, dated as of December 30, 2008 (the “Bank Amendment ”) by and among the Banks and the Company, no Default or Event of Default shall exist or be continuing.

(d) The Company has not paid any fee or other consideration or remuneration to any Bank, in its capacity as such, or to any Noteholder, in its capacity as such, in connection with the execution and delivery of the Bank Amendment or this Second Omnibus Amendment except (i) a fee equal to 50 basis points of the commitment amount of each Bank party to the Bank Amendment, and (ii) the fee referenced in Section 5.5(d) of this Second Omnibus Amendment.

Article 4.

Collateral

In consideration of the execution and delivery of this Second Omnibus Amendment and the modification of certain covenants in the Note Agreements at the request of and for the benefit of the Company and as a material inducement to the execution of this Second Omnibus Amendment, the Company hereby agrees to secure on or prior to January 30, 2009 (such date as it may be extended with the approval of Noteholders holding more than 50% in aggregate principal amount of all Notes outstanding under all Note Agreements (collectively the “Majority Holders”) the “Collateral Effective Date”) full and complete payment by the Company of all amounts due with respect to the Notes and the Note Agreements. On or prior to the Collateral Effective Date, the Company shall execute and deliver or cause to be executed and delivered the Collateral Documents described below covering the property and collateral described in the Collateral Documents (which, together with any other property and collateral which may now or hereafter secure the Notes or any part thereof, is sometimes herein called the “Collateral”) as follows:

(a) Security Agreement — The Company will, and will cause each Consolidated Subsidiary to, grant to the Collateral Agent, for the benefit of the Secured Parties, a valid and perfected first priority security interest in all of its personal property (other than personal property which constitutes Excluded Assets as such term is hereinafter defined), whether tangible or intangible (including, without limitation, all cash, portfolio investments, marketable securities, accounts, chattel paper, instruments, documents, books, records, inventory, machinery, equipment, trademarks, patents, copyrights, other intellectual property, payment intangibles, other general intangibles, commercial tort claims, Equity Interests in its Consolidated Subsidiaries, other investment property and other personal property described in the Security Agreement, whether now owned or hereafter acquired, and all products and cash and noncash proceeds thereof), with perfection, in the case of any instruments, investment property or letters of credit, being effected by the Collateral Agent or its agent or designee obtaining control of such instruments, investment property or letters of credit, in addition to filing a Uniform Commercial Code (“UCC”) financing statement with respect to such instruments, investment property or letters of credit, all pursuant to the Security Agreement and the other Collateral Documents, which shall each be in form and substance reasonably satisfactory to the Majority Holders.

(b) Insurance — The Company will, and will cause each Consolidated Subsidiary to, deliver to the Collateral Agent certificates of insurance and endorsements to insurance policies naming the Collateral Agent as loss payee/mortgagee and/or additional insured, as applicable, with respect to all Collateral and as may be required by the Collateral Documents.

(c) Intercreditor Agreement – The Company will, and will cause each Consolidated Subsidiary to, deliver to the Collateral Agent counterparts of the Intercreditor Agreement in form and substance satisfactory to the Noteholders executed by the Noteholders, each of the other Secured Parties and the Collateral Agent.

(d) Mortgages — The Company will, and will cause each Consolidated Subsidiary to, grant to the Collateral Agent, for the benefit of the Secured Parties, a valid and perfected first lien in all of its Real Property (other than Real Property which constitutes Excluded Assets) pursuant to the Mortgages and other Collateral Documents related to the Mortgages and the Real Property, including leasehold mortgagee title commitments and surveys together with payment of all related taxes and fees, all of which shall be in form and substance reasonably satisfactory to the Majority Holders.

(e) Officer’s Certificates – The Company will deliver to the Noteholders certificates of officers of the Company regarding resolutions or other action, incumbency certificates and/or other certificates in form and substance reasonably satisfactory to the Majority Holders, which establish the identity and verify the authority and capacity of each officer executing the Collateral Documents.

(f) Opinion(s) — The Company shall cause (i) special counsel to the Company to deliver to the Noteholders an opinion of counsel (which shall be in customary form) with respect to the Collateral Documents executed and delivered on or prior to the date of such opinion and (ii) to the extent applicable, counsel from each jurisdiction in which the Company or any Consolidated Subsidiary has Collateral to deliver to the Noteholders an opinion of counsel (which shall be in customary form) with respect to the valid perfection of the Noteholders’ security interest in such Collateral in the applicable jurisdiction, and each such opinion shall be reasonably satisfactory to the Majority Holders.

(g) Requested Information — The Company will, and will cause each Consolidated Subsidiary to, execute and deliver and cause to be executed and delivered such further documents and instruments as the Majority Holders reasonably deem necessary or desirable to evidence and perfect their Liens in the Collateral as set forth in the Collateral Documents.

As used in this Article 4, “Excluded Assets” means (i) assets of the Company and its Consolidated Subsidiaries which in accordance with the terms of the documents which govern such assets and after taking into account the obligations of the Company under Section 5.9 of the Note Agreements are not permitted or required to be pledged, assigned or otherwise used to secure the Debt of the Company or a Consolidated Subsidiary, (ii) assets of the Company and its Consolidated Subsidiaries which are owned by the Pledge LLC, (iii) equipment covered by Capitalized Leases and collateral for Interest Rate Swaps, to the extent such Capitalized Leases and Interest Rate Swaps are permitted under Section 2.5 of this Second Omnibus Amendment, and (iv) such other assets of the Company and its Consolidated Subsidiaries as the Majority Holders agree in writing shall not constitute Collateral.

Article 5.

Miscellaneous.

Section 5.1. Ratification of the Note Agreements. Except as herein expressly amended, the Note Agreements are in all respects ratified and confirmed. If and to the extent that any of the terms or provisions of the Note Agreements are in conflict or inconsistent with any of the terms or provisions of this Second Omnibus Amendment, this Second Omnibus Amendment shall govern.

Section 5.2. References to the Agreement. References in any Note Agreement or in any Note, certificate, instrument or other document related to or delivered in connection with the transactions contemplated by any Note Agreement shall be deemed to be references to such Note Agreement as amended hereby and as further amended from time to time.

Section 5.3. Release. In order to induce the Noteholders to enter into this Second Omnibus Amendment, the Company and its Consolidated Subsidiaries acknowledge and agree that: (a) neither the Company nor any of its Consolidated Subsidiaries has any claim or cause of action against any of the Noteholders (or any of their respective directors, trustees, officers, employees or agents) relating to or arising out of this Second Omnibus Amendment and the grant of Collateral provided for herein or the Note Agreements; (b) neither the Company nor any of its Consolidated Subsidiaries has any offset right, counterclaim or defense of any kind against any of their respective obligations, indebtedness or liabilities to any of the Noteholders; and (c) each of the Noteholders has heretofore properly performed and satisfied in a timely manner all of its obligations to the Company and its Consolidated Subsidiaries under the applicable Note Agreement. The Company and its Consolidated Subsidiaries wish to eliminate any possibility that any past conditions, acts, omissions, events, circumstances or matters would impair or otherwise adversely affect any of the Noteholders’ rights, interests, contracts, or remedies under this Second Omnibus Amendment, the Note Agreements and Collateral Documents, whether known or unknown, as applicable and therefore, the Company for itself and each of its Consolidated Subsidiaries unconditionally releases, waives and forever discharges (x) any and all liabilities, obligations, duties, promises or indebtedness of any kind of any Noteholder to the Company or any of its Consolidated Subsidiaries arising on or prior to the date hereof in connection with the Note Agreements, this Second Omnibus Amendment or the grant of Collateral provided herein, except the obligations to be performed by such Noteholder on or after the date hereof as expressly stated in this Second Omnibus Amendment, the Note Agreements and Collateral Documents, as such obligations may be modified pursuant to the terms of this Second Omnibus Amendment, the Note Agreements or the Collateral Documents, and (y) all claims, offsets, causes of action, suits or defenses of any kind whatsoever (if any), whether arising at law or in equity, whether known or unknown, which the Company or its Consolidated Subsidiaries might otherwise have against any Noteholder or any of such Noteholder’s respective directors, trustees, officers, employees or agents arising on or prior to the date hereof in connection with the Note Agreements, this Second Omnibus Amendment or the grant of Collateral provided herein, in either case (x) or (y), whether known or unknown, on account of any past or presently existing condition, act, omission, event, contract, liability, obligation, indebtedness, claim, cause of action, defense, circumstance or matter of any kind. No Noteholder shall be liable with respect to, and the Company and each Consolidated Subsidiary hereby waives, releases and agrees not to sue for any special, indirect or consequential damages relating to this Second Omnibus Amendment or any Note Agreement or Collateral Document or arising out of its activities in connection herewith or therewith (whether before, on or after the date hereof).

Section 5.4. Successors and Assigns. This Second Omnibus Amendment shall be binding upon the Company and its successors and assigns and shall inure to the benefit of each Noteholder and such Noteholder’s successors and assigns, including each successive holder or holders of any Notes.

Section 5.5. Requisite Approval; Expenses.  This Second Omnibus Amendment shall be effective as of the date first written above (the “Effective Date”) upon the satisfaction of the following conditions precedent:

(a) the Company and the holders of at least 51% in aggregate principal amount of each of the 2003 Notes, the 2004 Notes, the 2005 Notes and the 2008 Notes shall have executed this Second Omnibus Amendment;

(b) the Company and the requisite Banks to approve the Bank Amendment shall have executed and delivered the Bank Amendment and such Bank Amendment shall be in all respects in form and substance satisfactory to the Noteholders;

(c) Sutherland Asbill & Brennan LLP, counsel for the Company, shall have delivered its favorable legal opinion regarding the enforceability of this Second Omnibus Amendment and such other matters incident to the transactions contemplated hereby as such Noteholder or such Noteholder’s counsel may reasonably request;

(d)  the Company shall have paid a fee to each Noteholder in an amount equal to 50.0 basis points of the principal amount of Notes held by such Noteholder; and

(e)  the Company shall have paid the reasonable fees, expenses and disbursements of Chapman and Cutler LLP which are reflected in statements of such counsel rendered on or prior to the date of this Second Omnibus Amendment.

Delivery of this Second Omnibus Amendment to the Company, duly executed by the holders of at least 51% in aggregate principal amount of each of the 2003 Notes, the 2004 Notes, the 2005 Notes and the 2008 Notes outstanding under each Note Agreement, shall acknowledge satisfaction of the foregoing conditions.

Section 5.6. Counterparts. This Second Omnibus Amendment may be executed in any number of counterparts, each executed counterpart constituting an original but all together only one agreement.

Section 5.7. Governing Law. This Second Omnibus Amendment shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

[Signature Pages Follow]

1 2008 Note Agreement only.

2 May 14 in the 2003 Note Agreement, May 15 in the 2004 Note Agreement, April 13 in the 2005 Note Agreement and June 20 in the 2008 Note Agreement.

3 November 14 in the 2003 Note Agreement, November 15 in the 2004 Note Agreement, October 13 in the 2005 Note Agreement and December 20 in the 2008 Note Agreement.

4 November 14, 2003 in the 2003 Note Agreement, May 15, 2005 in the 2004 Note Agreement, April 13, 2006 in the 2005 Note Agreement and December 20, 2008 in the 2008 Note Agreement.

5 2003 Note Agreement only.

6 2004 Note Agreement, 2005 Note Agreement and 2008 Note Agreement.

7 8.45% in the 2003 Note Agreement, 8.53% in the 2004 Note Agreement, 9.15% in the 2005 Note Agreement and 10.82% in the 2008 Note Agreement.

8 Series A in the 2003 Note Agreement, the 2004 Note Agreement and the 2005 Note Agreement and Series 2008-A in the 2008 Note Agreement.

9 9.05% in the 2003 Note Agreement, 8.99% in the 2004 Note Agreement, 9.34% in the 2005 Note Agreement and 11.14% in the 2008 Note Agreement.

10 Series B in the 2003 Note Agreement, the 2004 Note Agreement and the 2005 Note Agreement and Series 2008-B in the 2008 Note Agreement.

11 2008 Note Agreement only.

12 2008 Note Agreement only.

13 2008 Note Agreement only.

14 The defined term “Anti-Terrorism Order” shall be added only to the 2003 Note Agreement, the 2004 Note Agreement and the 2005 Note Agreement.

15 The defined term “RIC” shall be added only to the 2003 Note Agreement, the 2004 Note Agreement and the 2005 Note Agreement.

IN WITNESS WHEREOF, the Company has executed this Second Omnibus Amendment to the Note Agreements as of the day and year first above written.

Allied Capital Corporation

By /s/ Penni F. Roll

Name: Penni F. Roll Title: Chief Financial Officer

In Witness Whereof, the Noteholders under the Note Agreements have executed this Second Omnibus Amendment to the Note Agreements as of the day and year first above written.

American Fidelity Assurance Company (as Noteholder under the 2005 Note Agreement)

American Republic Insurance Company (as Noteholder under the 2008 Note Agreement)

Blue Cross and Blue Shield of Florida, Inc. (as Noteholder under the 2005 Note Agreement)

The Catholic Aid Association (as Noteholder under the 2008 Note Agreement)

Catholic Knights (as Noteholder under the 2008 Note Agreement)

Cincinnati Insurance Company (as Noteholder under the 2008 Note Agreement)

Colorado Bankers Life Insurance Company (as Noteholder under the 2005 Note Agreement)

Farm Bureau Life Insurance Company of Michigan (as Noteholder under the 2005 Note Agreement)

Fidelity Life Association (as Noteholder under the 2008 Note Agreement)

Fort Dearborn Life Insurance Company

(as Noteholder under the 2004 Note Agreement and the 2005 Note Agreement)

Great Western Insurance Company (as Noteholder under the 2008 Note Agreement)

GuideOne Mutual Insurance Company (as Noteholder under the 2008 Note Agreement)

The Lafayette Life Insurance Company (as Noteholder under the 2008 Note Agreement)

Minnesota Life Insurance Company (as Noteholder under the 2005 Note Agreement and the 2008 Note Agreement)

Security National Life Insurance Company (as Noteholder under the 2008 Note Agreement)

By:	Advantus Capital Management, Inc.
By /s/ Joseph R. Betlei

Name: Joseph R. Betlei

Title: Vice President

AIG Annuity Insurance Company (as Noteholder under the 2003 Note Agreement)

The Variable Annuity Life Insurance Company (as Noteholder under the 2003 Note Agreement)

By: AIG Global Investment Corp., investment adviser

By /s/ Gerald F. Herman

Name: Gerald F. Herman

Title: Vice President

Allianz Life Insurance Company of

North America (as Noteholder under the 2005 Note Agreement)

By: Allianz of America, Inc., as the

authorized signatory, investment manager, of which, the security should be registered under the Nominee Name (MAC & CO)

By /s/ Gary Brown

Name: Gary Brown Title: Assistant Treasurer

American Equity Investment Life Insurance Company (as Noteholder under the 2004 Note Agreement and the 2005 Note Agreement)

By /s/ Rachel Stauffer

Name: Rachel Stauffer Title: Vice President Investments

American Equity Investment Life Insurance Company of New York (as Noteholder under the 2004 Note Agreement)

By /s/ Rachel Stauffer

Name: Rachel Stauffer Title: Vice President Investments

American Family Life Insurance Company (as Noteholder under the 2004 Note Agreement)

By /s/ Phillip Hannifan

Name: Phillip Hannifan Title: Investment Director

American Family Life Assurance Company of Columbus (as Noteholder under the 2005 Note Agreement)

By /s/ Jerry Jeffery

Name: Jerry Jeffery Title: Senior Vice President, CIO

Beneficial Life Insurance Company (as Noteholder under the 2005 Note Agreement)

By /s/ Thomas Kirby Brown, Jr., CFA

Name: Thomas Kirby Brown, Jr., CFA Title: Senior Managing Director & Chief Investment Officer

California National Bank (as Noteholder under the 2005 Note Agreement)

By /s/ Lisa Alexander

Name: Lisa Alexander Title: Senior Vice President/Treasurer

Connecticut General Life Insurance Company (as Noteholder under the 2003 Note Agreement and the 2004 Note Agreement)

By: Cigna Investments, Inc. (authorized agent)

By /s/ Deborah B. Wiacek

Name: Deborah B. Wiacek

Title: Senior Managing Director

Life Insurance Company of North America (as Noteholder under the 2004 Note Agreement)

By: CIGNA Investments, Inc. (authorized agent)

By /s/ Deborah B. Wiacek

Name: Deborah B. Wiacek

Title: Senior Managing Director

CUNA Mutual Insurance Society (as Noteholder under the 2008 Note Agreement)

By: MEMBERS Capital Advisors, Inc.,

acting as Investment Advisor

By /s/ Allen R. Cantrell

Name: Allen R. Cantrell

Title: Director, Private Placements

Denver Investment Advisors LLC (as

Noteholder under the 2005 Note Agreement)

By /s/ Gregory M. Shea

Name: Gregory M. Shea Title: Vice President

EMC National Life Company (as Noteholder under the 2005 Note Agreement)

By /s/ Jeffrey S. Birdsley

Name: Jeffrey S. Birdsley Title: Assistant Vice President

Federated Life Insurance Company (as Noteholder under the 2003 Note Agreement)

By /s/ Mark A. Hood

Name: Mark A. Hood Title: Vice President

Genworth Life Insurance Company

(f/k/a General Electric Capital Assurance Company) (as Noteholder under the 2004 Note Agreement and the 2005 Note Agreement)

By /s/ John R. Endres

Name: John R. Endres Title: Investment Officer

The Guardian Life Insurance Company of America (as Noteholder under the 2004 Note Agreement)

By /s/ Ellen I. Whittaker

Name: Ellen I. Whittaker Title: Senior Director, Private Placements

The Guardian Insurance & Annuity Company, Inc. (as Noteholder under the 2004 Note Agreement)

By /s/ Ellen I. Whittaker

Name: Ellen I. Whittaker Title: Senior Director, Private Placements

ING USA Annuity and Life Insurance Company (as Noteholder under the 2008 Note Agreement)

ING Life Insurance and Annuity Company (as Noteholder under the 2008 Note Agreement)

ReliaStar Life Insurance Company (as Noteholder under the 2008 Note Agreement)

Security Life of Denver Insurance Company (as Noteholder under the 2008 Note Agreement)

By: ING Investment Management LLC, as Agent

By /s/ Paul Aronson

Name: Paul Aronson Title: Vice President

John Hancock Life Insurance Company (as Noteholder under the 2003 Note Agreement and 2004 Note Agreement)

By /s/ Anthony J. Della Piana

Name: Anthony J. Della Piana Title: Senior Managing Director

John Hancock Variable Life Insurance Company (as Noteholder under the 2003 Note Agreement and 2004 Note Agreement)

By /s/ Anthony J. Della Piana

Name: Anthony J. Della Piana Title: Authorized Signatory

John Hancock Life & Health Insurance Company (f/k/a Manulife Insurance Company) (as Noteholder under the 2003 Note Agreement)

By /s/ Anthony J. Della Piana

Name: Anthony J. Della Piana Title: Authorized Signatory

John Hancock Life Insurance Company (U.S.A.) (f/k/a The Manufacturers Life Insurance Company (U.S.A.)) (as Noteholder under the 2004 Note Agreement)

By /s/ Anthony J. Della Piana

Name: Anthony J. Della Piana Title: Authorized Signatory

Signature 7 L.P. (as Noteholder under the 2004 Note Agreement)

By: Hancock Capital Investment Management, LLC, as Portfolio Advisor

By /s/ Anthony J. Della Piana
Name: Anthony J. Della Piana
Title: Senior Managing Director

Signature 6 Limited (as Noteholder under

the 2004 Note Agreement)

By: Hancock Capital Investment Management, LLC, as Portfolio Advisor

By /s/ Anthony J. Della Piana
Name: Anthony J. Della Piana
Title: Senior Managing Director

JPMorgan Chase Bank N.A., not

individually but solely in its capacity as Directed Trustee of the SBC Master Pension Trust

By /s/ Amy L. Schneeberger

Name: Amy L. Schneeberger Title: Vice President

Metropolitan Life Insurance Company (as Noteholder under the 2004 Note Agreement)

MetLife Insurance Company of Connecticut,

by Metropolitan Life Insurance Company,

its Investment Manager

By /s/ Judith A. Gulotta

Name: Judith A. Gulotta Title: Managing Director

(executed by Metropolitan Life Insurance Company (i) as to itself as a Purchaser and (ii) as investment manager to MetLife Insurance Company of Connecticut as a Purchaser)

Midland National Life Insurance

Company (as Noteholder under the 2005 Note Agreement)

By: Guggenheim Partners Advisory Company,

its Agent

By /s/ Kaitlin Trinh

Name: Kaitlin Trinh Title: Director

North American Company for Life

and Health Insurance (as Noteholder under the 2005 Note Agreement)

By: Guggenheim Partners Advisory Company,

its Agent

By /s/ Kaitlin Trinh

Name: Kaitlin Trinh Title: Director

National Benefit Life Insurance Company (as Noteholder under the 2004 Note Agreement)

By: Conning Asset Management Company, as

Investment Manager

By /s/ John H. DeMallie

Name: John H. DeMallie

Title: Director

Primerica Life Insurance Company (as Noteholder under the 2004 Note Agreement)

By: Conning Asset Management Company, as

Investment Manager

By /s/ John H. DeMallie

Name: John H. DeMallie

Title: Director

Reassure America Life Insurance Company (as Noteholder under the 2003 Note Agreement)

By: Conning Asset Management Company, as

Investment Manager

By /s/ John H. DeMallie

Name: John H. DeMallie

Title: Director

Swiss Re Life & Health America, Inc. (as

Noteholder under the 2003 Note Agreement)

By: Conning Asset Management Company, as

Investment Manager

By /s/ John H. DeMallie

Name: John H. DeMallie

Title: Director

Nationwide Life and Annuity Insurance Company (as Noteholder under the 2004 Note Agreement and the 2005 Note Agreement)

Nationwide Life Insurance Company (as Noteholder under the 2004 Note Agreement and the 2005 Note Agreement)

Nationwide Life Insurance Company of America (as Noteholder under the 2004 Note Agreement)

Nationwide Multiple Maturity Separate Account (as Noteholder under the 2005 Note Agreement)

Nationwide Mutual Insurance Company (as Noteholder under the 2004 Note Agreement)

By /s/ Thomas A. Gleason

Name: Thomas A. Gleason Title: Authorized Signatory

New York Life Insurance Company

(as Noteholder under the 2003 Note Agreement, the 2004 Note Agreement and the 2005 Note Agreement)

By /s/ A. Post Howland

Name: A. Post Howland Title: Corporate Vice President

New York Life Insurance and Annuity Corporation (as Noteholder under the

2003	Note Agreement, the 2004 Note Agreement and the 2005 Note Agreement)

By New York Life Investment Management LLC, its Investment Manager

By	/s/ A. Post Howland

Name: A. Post Howland Title: Director

New York Life Insurance and Annuity Corporation Institutionally Owned

Life Insurance Separate Account
(BOLI 3) (as Noteholder under the 2003 Note Agreement and the 2005 Note Agreement)

By New York Life Investment Management LLC, its Investment Manager

By	/s/ A. Post Howland

Name: A. Post Howland Title: Director

New York Life Insurance and Annuity Corporation Institutionally Owned Life Insurance Separate Account

(BOLI 3-2) (as Noteholder under the 2005 Note Agreement)

By New York Life Investment Management LLC, its Investment Manager

By	/s/ A. Post Howland

Name: A. Post Howland Title: Director

The Northwestern Mutual Life Insurance Company (as Noteholder under the 2004 Note Agreement, the 2005 Note Agreement and the 2008 Note Agreement)

By /s/ Richard A. Strait

Name: Richard A. Strait

Its Authorized Representative

The Ohio Casualty Insurance Company (as Noteholder under the 2004 Note Agreement and the 2005 Note Agreement)

By /s/ Robert Blauvelt

Name: Robert Blauvelt Title: Vice President — Fixed Income

Ohio National Life Assurance Corporation

(as Noteholder under the 2005 Note Agreement and the 2008 Note Agreement)

By /s/ Jed R. Martin

Name: Jed R. Martin Title: Vice President, Private Placements

The Ohio National Life Insurance Company

(as Noteholder under the 2004 Note Agreement and the 2005 Note Agreement)

By /s/ Jed R. Martin

Name: Jed R. Martin Title: Vice President, Private Placements

Pacific Life Insurance Company

By /s/ Diane W. Dales

Name: Diane W. Dales Title: Assistant Vice President

By /s/ Cathy Schwartz

Name: Cathy Schwartz Title: Assistant Secretary

Park National Bank (as Noteholder under the 2005 Note Agreement)

By /s/ John Kratkoczki

Name: John Kratkoczki Title: Vice President / Controller

Phoenix Life Insurance Company (as Noteholder under the 2005 Note Agreement)

By /s/ John H. Beers

Name: John H. Beers Title: Vice President

PHL Variable Insurance Company (as Noteholder under the 2005 Note Agreement)

By /s/ John H. Beers

Name: John H. Beers Title: Vice President

Protective Life Insurance Company (as Noteholder under the 2004 Note Agreement)

By /s/ Diane S. Griswold

Name: Diane S. Griswold Title: Second Vice President

Prudential Retirement Insurance and Annuity Company (as Noteholder under the 2004 Note Agreement)

By: Prudential Investment Management, Inc.

By /s/ Stephen J. Collins

Name: Stephen J. Collins

Title: Vice President

Employees’ Retirement System of Alabama (as Noteholder under the 2005 Note Agreement)

By /s/ Julie Barranco

Name: Julie Barranco Title: Director of Fixed Income

Judicial Retirement Fund (as Noteholder under the 2005 Note Agreement)

By /s/ Julie Barranco

Name: Julie Barranco Title: Director of Fixed Income

PEIRAF – Deferred Compensation Plan (as Noteholder under the 2005 Note Agreement)

By /s/ Julie Barranco

Name: Julie Barranco Title: Director of Fixed Income

Teachers’ Retirement System of Alabama (as Noteholder under the 2005 Note Agreement)

By /s/ Julie Barranco

Name: Julie Barranco Title: Director of Fixed Income

San Diego National Bank (as Noteholder

under the 2005 Note Agreement)

By /s/ Eric W. Larson

Name: Eric W. Larson Title: Senior Vice President/Chief Financial Officer

Sun Life Assurance Company of Canada (as Noteholder under the 2004 Note Agreement and the 2008 Note Agreement)

By /s/ Paul Sinclair

Name: Paul Sinclair Title: Managing Director

Head of Private Fixed Debt

Private Fixed Income

By /s/ Kevin Phelan

Name: Kevin Phelan Title: Managing Director

Private Fixed Income

Sun Life Assurance Company of Canada (U.S.) (as Noteholder under the 2008 Note Agreement)

By /s/ Deborah J. Foss

Name: Deborah J. Foss Title: Managing Director, Head of Private Debt,

Private Fixed Income

By /s/ Ann C. King

Name: Ann C. King Title: Assistant Vice President and Senior Counsel Sun Life Insurance and Annuity Company of New York (as Noteholder under the 2008 Note Agreement)

By /s/ Deborah J. Foss

Name: Deborah J. Foss Title: Authorized Signer

By /s/ Ann C. King

Name: Ann C. King Title: Authorized Signer

Sun Life Assurance Company of Canada (as Noteholder under the 2003 Note Agreement and the 2008 Note Agreement)

By /s/ Deborah J. Foss

Name: Deborah J. Foss Title: Managing Director, Head of Private Debt,

Private Fixed Income

By /s/ Ann C. King

Name: Ann C. King Title: Senior Counsel

Sun Life Hong Kong Limited

By: Sun Capital Advisers LLC, its Investment

Advisor (as Noteholder under the 2003
Note Agreement)

By /s/ Deborah J. Foss

Name: Deborah J. Foss Title: Managing Director, Head of Private Debt,

Private Fixed Income

By /s/ Ann C. King

Name: Ann C. King
Title: Senior Counsel
Teachers Insurance and Annuity Association of America (as Noteholder under the 2003 Note Agreement, the 2004 Note Agreement, the 2005 Note Agreement and the 2008 Note Agreement)

By /s/ Brian K. Roelke

Name: Brian K. Roelke Title: Director

TIAA-CREF Life Insurance Company (as Noteholder under the 2004 Note Agreement)

By: Teachers Insurance and Annuity Association of America, as Investment Manager

By /s/ Brian K. Roelke

Name: Brian K. Roelke

Title: Director

United Life Insurance Company (as Noteholder under the 2005 Note Agreement)

By /s/ Chad A. Guenther

Name: Chad A. Guenther Title: Analyst

Woodmen of the World Life Insurance Society (as Noteholder under the 2005 Note Agreement)

By /s/ James J. Stolze

Name: James J. Stolze Title: Assistant Vice President

Noteholders Under the 2003 Note Agreement

NOTEHOLDERS UNDER THE 2003 NOTE AGREEMENT            Series               Principal Amount

AIG Annuity Insurance Company (AIG Annuity Insurance Company (260638))	B	$25,000,000
AIG Annuity Insurance Company (AIG Annuity Reinsurance — Wachovia (260731))	B	$15,000,000
The Variable Annuity Life Insurance Company	B	$10,000,000
Allstate Life Insurance Company	B	$10,000,000
Allstate Life Insurance Company of New York	B	$5,000,000
Connecticut General Life Insurance Company	B	$11,500,000
Federated Life Insurance Company	B	$2,000,000
Swiss Re Life and Health America, Inc.	B	$10,000,000
Reassure America Life Insurance Company	B	$5,000,000
John Hancock Life Insurance Company	B	$17,250,000
John Hancock Variable Life Insurance Company	B	$2,500,000
John Hancock Life & Health Insurance Company (f/k/a Manulife Insurance Company)	B	$250,000
New York Life Insurance Company	B	$9,500,000
New York Life Insurance and Annuity Corporation Institutionally Owned Life Insurance Separate Account	B	$1,500,000
New York Life Insurance and Annuity Corporation	B	$2,500,000
Sun Life Assurance Company of Canada	B	$9,000,000
Sun Life Hong Kong Limited	B	$1,000,000
Teachers Insurance and Annuity Association of America	B	$10,000,000

	Total	$147,000,000

Noteholders Under the 2004 Note Agreement

NOTEHOLDERS UNDER THE 2004 NOTE AGREEMENT        SERIES                 PRINCIPAL AMOUNT

American Family Life Insurance Company	A	$7,500,000
Genworth Life Insurance Company (f/k/a General Electric Capital Assurance Company)	A	$10,000,000
John Hancock Life Insurance Company	A	$12,000,000
John Hancock Variable Life Insurance Company	A	$2,500,000
John Hancock Life Insurance Company (U.S.A.) (f/k/a The Manufacturers Life Insurance Company (U.S.A.))	A	$11,000,000
JPMorgan Chase Bank, not individually but solely in its capacity as Directed Trustee of the commingled assets of the Long Term Investment Trust (f/k/a AT&T Master Pension Trust) and the SBC Master Pension Trust	A	$1,000,000
Signature 7 L.P.	A	$2,500,000
Signature 6 Limited	A	$2,000,000
Metropolitan Life Insurance Company	A	$106,900,000
National Benefit Life Insurance Company	A	$1,900,000
Nationwide Life and Annuity Insurance Company	A	$6,000,000
Nationwide Mutual Insurance Company	A	$4,000,000
Nationwide Life Insurance Company	A	$3,000,000
Nationwide Life Insurance Company of America	A	$2,000,000
New York Life Insurance and Annuity Corporation	A	$9,500,000
New York Life Insurance Company	A	$500,000
The Ohio Casualty Insurance Company	A	$3,000,000
Pacific Life Insurance Company (Mac & Co, as nominee)	A	$20,000,000
Primerica Life Insurance Company	A	$6,200,000
Protective Life Insurance Company (Hare & Co., as nominee)	A	$10,000,000
Sun Life Assurance Company of Canada	A	$15,000,000
Teachers Insurance and Annuity Association of America	A	$13,000,000
TIAA-CREF Life Insurance Company	A	$3,000,000

	Total	$252,500,000

NOTEHOLDERS UNDER THE 2004 NOTE AGREEMENT        SERIES                 PRINCIPAL AMOUNT

American Equity Investment Life Insurance Company (Chimefish & Co, as nominee)	B	$11,500,000
American Equity Investment Life Insurance Company of New York (Chimefish & Co, as nominee)	B	$1,000,000
Connecticut General Life Insurance Company	B	$13,500,000
Life Insurance Company of North America	B	$3,400,000
Fort Dearborn Life Insurance Company	B	$2,000,000
The Guardian Life Insurance Company of America	B	$21,000,000
The Guardian Insurance & Annuity Company, Inc.	B	$2,000,000
The Northwestern Mutual Life Insurance Company	B	$10,000,000
The Ohio National Life Insurance Company	B	$5,000,000
Prudential Retirement Insurance and Annuity Company	B	$3,100,000

	Total	$72,500,000

Noteholders Under the 2005 Note Agreement

NOTEHOLDERS UNDER THE 2005 NOTE AGREEMENT                 SERIES        PRINCIPAL AMOUNT

American Fidelity Assurance Company	A	$2,000,000
Blue Cross and Blue Shield of Florida, Inc.	A	$1,000,000
Colorado Bankers Life Insurance Company	A	$500,000
Fort Dearborn Life Insurance Company	A	$2,000,000
Minnesota Life Insurance Company	A	$5,000,000
Allstate Life Insurance Company	A	$20,000,000
Allstate Life Insurance Company of New York	A	$5,000,000
American Equity Investment Life Insurance Company (Chimefish & Co, as nominee)	A	$6,500,000
Beneficial Life Insurance Company	A	$3,000,000
EMC National Life Company	A	$4,000,000
Employees’ Retirement System of Alabama	A	$5,750,000
Judicial Retirement Fund	A	$1,000,000
PEIRAF – Deferred Compensation Plan	A	$2,000,000
Teachers’ Retirement System of Alabama	A	$16,250,000
Genworth Life Insurance Company (f/k/a General Electric Capital Assurance Company)	A	$10,000,000
Midland National Life Insurance Company	A	$10,000,000
North American Company for Life and Health Insurance	A	$5,000,000
Nationwide Life Insurance Company	A	$11,000,000
Nationwide Life and Annuity Insurance Company	A	$6,000,000
Nationwide Multiple Maturity Separate Account	A	$3,000,000
The Northwestern Mutual Life Insurance Company	A	$35,000,000

The Ohio Casualty Insurance Company	A	$7,000,000
California National Bank	A	$15,000,000
Park National Bank	A	$25,000,000
San Diego National Bank	A	$10,000,000
Phoenix Life Insurance Company	A	$8,000,000
PHL Variable Insurance Company	A	$4,000,000
Teachers Insurance and Annuity Association of America	A	$15,000,000
The Travelers Indemnity Company	A	$5,000,000
United Life Insurance Company	A	$3,000,000
Woodmen of the World Life Insurance Society	A	$15,000,000

	Total	$261,000,000

NOTEHOLDERS UNDER THE 2005 NOTE AGREEMENT           SERIES              PRINCIPAL AMOUNT

Allianz Life Insurance Company of North America	B	$25,000,000
Farm Bureau Life Insurance Company of Michigan	B	$4,000,000
American Family Life Assurance Company of Columbus	B	$10,000,000
Denver Investment Advisors LLC	B	$5,000,000
New York Life Insurance Company	B	$9,500,000
New York Life Insurance and Annuity Corporation	B	$5,000,000
New York Life Insurance and Annuity Corporation Institutionally Owned Life Insurance Separate Account	B	$500,000
The Northwestern Mutual Life Insurance Company	B	$25,000,000
Ohio National Life Assurance Corporation	B	$1,000,000
The Ohio National Life Insurance Company	B	$4,000,000

	Total	$89,000,000

Noteholders Under the 2008 Note Agreement

NOTEHOLDERS UNDER THE 2008 NOTE AGREEMENT           SERIES            PRINCIPAL AMOUNT

ING USA Annuity and Life Insurance Company	A	$29,000,000
ING Life Insurance and Annuity Company	A	$21,000,000
ReliaStar Life Insurance Company	A	$16,000,000
Security Life of Denver Insurance Company	A	$9,000,000
Sun Life Assurance Company of Canada	A	$10,000,000
Sun Life Assurance Company of Canada (U.S.)	A	$6,000,000
Sun Life Insurance and Annuity Company of New York	A	$4,000,000
Teachers Insurance and Annuity Association of America	A	$15,000,000
Minnesota Life Insurance Company	A	$5,000,000
Cincinnati Insurance Company	A	$4,000,000
American Republic Insurance Company	A	$2,000,000
The Lafayette Life Insurance Company	A	$2,000,000
Great Western Insurance Company	A	$1,500,000
Catholic Knights	A	$1,000,000
Fidelity Life Association	A	$1,000,000
GuideOne Mutual Insurance Company	A	$1,000,000
Security National Life Insurance Company	A	$500,000
The Catholic Aid Association	A	$500,000
CUNA Mutual Insurance Society	A	$10,000,000
Ohio National Life Assurance Corporation	A	$2,000,000

	Total	$140,500,000

  NOTEHOLDERS UNDER THE 2008 NOTE AGREEMENT       SERIES              PRINCIPAL AMOUNT

Sun Life Assurance Company of Canada	B	$14,000,000
Sun Life Insurance and Annuity Company of New York	B	$1,000,000
The Northwestern Mutual Life Insurance Company	B	$27,500,000
Teachers Insurance and Annuity Association of America	B	$10,000,000

	Total	$52,500,000

Allied Capital Corporation
7.05% Senior Secured Note, Series B
Due May 14, 2010

No. RB- $[ ]	[Date] PPN

Allied Capital Corporation, a Maryland corporation (the “Company”), for value received, hereby promises to pay to      or registered assigns on the [     ] day of May, 2010 the principal amount of      Dollars ($     ) and to pay interest (computed on the basis of a 360-day year of twelve 30-day months) on the principal amount from time to time remaining unpaid hereon at the rate of 7.05% per annum from the date hereof until maturity, payable semiannually on the 14th day of each May and November in each year (commencing on the first of such dates after the date hereof) and at maturity. The Company agrees to pay interest on overdue principal (including any overdue required or optional prepayment of principal) and premium, if any, and (to the extent legally enforceable) on any overdue installment of interest, and, during the continuance of any other Event of Default, on the unpaid balance thereof, at the rate of 9.05% per annum after the due date, whether by acceleration or otherwise, until paid. Both the principal hereof and interest hereon are payable at the principal office of the Company in Washington, D.C. in coin or currency of the United States of America which at the time of payment shall be legal tender for the payment of public and private debts.

This Note is one of the 7.05% Senior Secured Notes, Series B due May 14, 2010 (the “Series B Notes”) of the Company in the aggregate principal amount of $147,000,000 issued or to be issued together with the $153,000,000 aggregate principal amount of 5.45% Senior Notes, Series A, due May 14, 2008 (the “Series A Notes” and, together with the Series B Notes, the “Notes”) of the Company under and pursuant to the terms and provisions of the Note Agreement, dated as of May 14, 2003, as amended by that certain First Amendment to Note Agreement dated as of February 29, 2008, that certain First Omnibus Waiver and Amendment to the Note Agreements dated as of July 25, 2008 and that certain Second Omnibus Amendment to the Note Agreements dated as of December 30, 2008 (as amended, the “Note Agreement”), entered into by the Company with the Purchasers named therein and this Note and the holder hereof are entitled with the holders of all other Notes outstanding under the Note Agreement to all the benefits provided for thereby or referred to therein to the extent provided in the Note Agreement. Reference is hereby made to the Note Agreement for a statement of such rights and benefits.

This Series B Note and the other Series B Notes outstanding under the Note Agreement may be declared due prior to their expressed maturity dates in the events, on the terms and in the manner and amounts as provided in the Note Agreement.

The Series B Notes are not subject to prepayment or redemption at the option of the Company prior to their expressed maturity dates except on the terms and conditions and in the amounts and with the premium, if any, set forth in the Note Agreement.

This Series B Note is registered on the books of the Company and is transferable only by surrender thereof at the principal office of the Company duly endorsed or accompanied by a written instrument of transfer duly executed by the registered holder of this Series B Note or its attorney duly authorized in writing. Payment of or on account of principal, premium, if any, and interest on this Series B Note shall be made only to or upon the order in writing of the registered holder.

Allied Capital Corporation

By

Name:

Title:

Allied Capital Corporation
6.53% Senior Secured Note, Series A
Due November 15, 2009

No. RA- $[ ]	[Date] PPN

Allied Capital Corporation, a Maryland corporation (the “Company”), for value received, hereby promises to pay to [     ] or registered assigns on the 15th day of November, 2009 the principal amount of [     ] Dollars ($     ) and to pay interest (computed on the basis of a 360-day year of twelve 30-day months) on the principal amount from time to time remaining unpaid hereon at the rate of 6.53% per annum from the date hereof until maturity, payable semiannually on the 15th day of each November and May in each year (commencing on the first of such dates after the date hereof) and at maturity. The Company agrees to pay interest on overdue principal (including any overdue required or optional prepayment of principal) and Premium, if any, and (to the extent legally enforceable) on any overdue installment of interest, and, during the continuance of any other Event of Default, on the unpaid balance thereof, at the rate of 8.53% per annum after the due date, whether by acceleration or otherwise, until paid. Both the principal hereof and interest hereon, any Make-Whole Amount and any Modified Make-Whole Amount with respect to this Note are payable at the principal office of the Company in Washington, D.C. in coin or currency of the United States of America which at the time of payment shall be legal tender for the payment of public and private debts.

This Note is one of the 6.53% Senior Secured Notes, Series A due November 15, 2009 (the “Series A Notes”) of the Company in the aggregate principal amount of $252,500,000 issued or to be issued together with the $72,500,000 aggregate principal amount of 6.99% Senior Secured Notes, Series B, due November 15, 2011 (the “Series B Notes” and, together with the Series A Notes, the “Notes”) of the Company, under and pursuant to the terms and provisions of the Note Agreement, dated as of November 15, 2004, as amended by that certain First Amendment to Note Agreement dated as of February 29, 2008, that certain First Omnibus Waiver and Amendment to the Note Agreements dated as of July 25, 2008 and that certain Second Omnibus Amendment to the Note Agreements dated as of December 30, 2008 (as amended, the “Note Agreement”), entered into by the Company with the Purchasers named therein and this Note and the holder hereof are entitled with the holders of all other Notes outstanding under the Note Agreement to all the benefits provided for thereby or referred to therein to the extent provided in the Note Agreement. Reference is hereby made to the Note Agreement for a statement of such rights and benefits.

This Series A Note and the other Series A Notes outstanding under the Note Agreement may be declared due prior to their expressed maturity dates in the events, on the terms and in the manner and amounts as provided in the Note Agreement.

The Series A Notes are not subject to prepayment or redemption at the option of the Company prior to their expressed maturity dates except on the terms and conditions and in the amounts and with the Premium, if any, set forth in the Note Agreement.

This Series A Note is registered on the books of the Company and is transferable only by surrender thereof at the principal office of the Company duly endorsed or accompanied by a written instrument of transfer duly executed by the registered holder of this Series A Note or its attorney duly authorized in writing. Payment of or on account of principal, Premium, if any, and interest on this Series A Note shall be made only to or upon the order in writing of the registered holder.

This Series A Note shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

Allied Capital Corporation

By

Name:

Title:

Allied Capital Corporation
6.99% Senior Secured Note, Series B
Due November 15, 2011

No. RB- $[ ]	[Date] PPN

Allied Capital Corporation, a Maryland corporation (the “Company”), for value received, hereby promises to pay to [     ] or registered assigns on the 15th day of November, 2011 the principal amount of [     ] Dollars ($     ) and to pay interest (computed on the basis of a 360-day year of twelve 30-day months) on the principal amount from time to time remaining unpaid hereon at the rate of 6.99% per annum from the date hereof until maturity, payable semiannually on the 15th day of each May and November in each year (commencing on the first of such dates after the date hereof) and at maturity. The Company agrees to pay interest on overdue principal (including any overdue required or optional prepayment of principal) and Premium, if any, and (to the extent legally enforceable) on any overdue installment of interest, and, during the continuance of any other Event of Default, on the unpaid balance thereof, at the rate of 8.99% per annum after the due date, whether by acceleration or otherwise, until paid. Both the principal hereof and interest hereon, and any Make-Whole Amount with respect to this Note are payable at the principal office of the Company in Washington, D.C. in coin or currency of the United States of America which at the time of payment shall be legal tender for the payment of public and private debts.

This Note is one of the 6.99% Senior Secured Notes, Series B due November 15, 2011 (the “Series B Notes”) of the Company in the aggregate principal amount of $72,500,000 issued or to be issued together with the $252,500,000 aggregate principal amount of 6.53% Senior Secured Notes, Series A, due November 15, 2009 (the “Series A Notes” and, together with the Series B Notes, the “Notes”) of the Company under and pursuant to the terms and provisions of the Note Agreement, dated as of November 15, 2004, as amended by that certain First Amendment to Note Agreement dated as of February 29, 2008, that certain First Omnibus Waiver and Amendment to the Note Agreements dated as of July 25, 2008 and that certain Second Omnibus Amendment to the Note Agreements dated as of December 30, 2008 (as amended, the “Note Agreement”), entered into by the Company with the Purchasers named therein and this Note and the holder hereof are entitled with the holders of all other Notes outstanding under the Note Agreement to all the benefits provided for thereby or referred to therein to the extent provided in the Note Agreement. Reference is hereby made to the Note Agreement for a statement of such rights and benefits.

This Series B Note and the other Series B Notes outstanding under the Note Agreement may be declared due prior to their expressed maturity dates in the events, on the terms and in the manner and amounts as provided in the Note Agreement.

The Series B Notes are not subject to prepayment or redemption at the option of the Company prior to their expressed maturity dates except on the terms and conditions and in the amounts and with the Premium, if any, set forth in the Note Agreement.

This Series B Note is registered on the books of the Company and is transferable only by surrender thereof at the principal office of the Company duly endorsed or accompanied by a written instrument of transfer duly executed by the registered holder of this Series B Note or its attorney duly authorized in writing. Payment of or on account of principal, Premium, if any, and interest on this Series B Note shall be made only to or upon the order in writing of the registered holder.

This Series B Note shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

Allied Capital Corporation

By

Name:

Title:

Allied Capital Corporation
7.15% Senior Secured Note, Series A
Due October 13, 2010

No. RA- $[ ]	[Date] PPN

Allied Capital Corporation, a Maryland corporation (the “Company”), for value received, hereby promises to pay to [     ] or registered assigns on the 13th day of October, 2010 the principal amount of [     ] Dollars ($     ) and to pay interest (computed on the basis of a 360-day year of twelve 30-day months) on the principal amount from time to time remaining unpaid hereon at the rate of 7.15% per annum from the date hereof until maturity, payable semiannually on the 13th day of each April and October in each year (commencing on the first of such dates after the date hereof) and at maturity. The Company agrees to pay interest on overdue principal (including any overdue required or optional prepayment of principal) and Premium, if any, and (to the extent legally enforceable) on any overdue installment of interest, and, during the continuance of any other Event of Default, on the unpaid balance thereof, at the rate of 9.15% per annum after the due date, whether by acceleration or otherwise, until paid. Both the principal hereof and interest hereon, and any Make-Whole Amount with respect to this Note are payable at the principal office of the Company in Washington, D.C. in coin or currency of the United States of America which at the time of payment shall be legal tender for the payment of public and private debts.

This Note is one of the 7.15% Senior Secured Notes, Series A due October 13, 2010 (the “Series A Notes”) of the Company in the aggregate principal amount of $261,000,000 issued or to be issued together with the $89,000,000 aggregate principal amount of 7.34% Senior Secured Notes, Series B, due October 13, 2012 (the “Series B Notes” and, together with the Series A Notes, the “Notes”) of the Company, under and pursuant to the terms and provisions of the Note Agreement, dated as of October 13, 2005, as amended by that certain First Amendment to Note Agreement dated as of February 29, 2008, that certain First Omnibus Waiver and Amendment to the Note Agreements dated as of July 25, 2008 and that certain Second Omnibus Amendment to the Note Agreements dated as of December 30, 2008 (as amended, the “Note Agreement”), entered into by the Company with the Purchasers named therein and this Note and the holder hereof are entitled with the holders of all other Notes outstanding under the Note Agreement to all the benefits provided for thereby or referred to therein to the extent provided in the Note Agreement. Reference is hereby made to the Note Agreement for a statement of such rights and benefits.

This Series A Note and the other Series A Notes outstanding under the Note Agreement may be declared due prior to their expressed maturity dates in the events, on the terms and in the manner and amounts as provided in the Note Agreement.

The Series A Notes are not subject to prepayment or redemption at the option of the Company prior to their expressed maturity dates except on the terms and conditions and in the amounts and with the Premium, if any, set forth in the Note Agreement.

This Series A Note is registered on the books of the Company and is transferable only by surrender thereof at the principal office of the Company duly endorsed or accompanied by a written instrument of transfer duly executed by the registered holder of this Series A Note or its attorney duly authorized in writing. Payment of or on account of principal, Premium, if any, and interest on this Series A Note shall be made only to or upon the order in writing of the registered holder.

This Series A Note shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

Allied Capital Corporation

By

Name:

Title:

Allied Capital Corporation
7.34% Senior Secured Note, Series B
Due October 13, 2012

No. RB- $[ ]	[Date] PPN

Allied Capital Corporation, a Maryland corporation (the “Company”), for value received, hereby promises to pay to [     ] or registered assigns on the 13th day of October, 2012 the principal amount of [     ] Dollars ($     ) and to pay interest (computed on the basis of a 360-day year of twelve 30-day months) on the principal amount from time to time remaining unpaid hereon at the rate of 7.34% per annum from the date hereof until maturity, payable semiannually on the 13th day of each April and October in each year (commencing on the first of such dates after the date hereof) and at maturity. The Company agrees to pay interest on overdue principal (including any overdue required or optional prepayment of principal) and Premium, if any, and (to the extent legally enforceable) on any overdue installment of interest, and, during the continuance of any other Event of Default, on the unpaid balance thereof, at the rate of 9.34% per annum after the due date, whether by acceleration or otherwise, until paid. Both the principal hereof and interest hereon, and any Make-Whole Amount with respect to this Note are payable at the principal office of the Company in Washington, D.C. in coin or currency of the United States of America which at the time of payment shall be legal tender for the payment of public and private debts.

This Note is one of the 7.34% Senior Secured Notes, Series B due October 13, 2012 (the “Series B Notes”) of the Company in the aggregate principal amount of $89,000,000 issued or to be issued together with the $261,000,000 aggregate principal amount of 7.15% Senior Secured Notes, Series A, due October 13, 2010 (the “Series A Notes” and, together with the Series B Notes, the “Notes”) of the Company under and pursuant to the terms and provisions of the Note Agreement, dated as of October 13, 2005, as amended by that certain First Amendment to Note Agreement dated as of February 29, 2008, that certain First Omnibus Waiver and Amendment to the Note Agreements dated as of July 25, 2008 and that certain Second Omnibus Amendment to the Note Agreements dated as of December 30, 2008 (as amended, the “Note Agreement”), entered into by the Company with the Purchasers named therein and this Note and the holder hereof are entitled with the holders of all other Notes outstanding under the Note Agreement to all the benefits provided for thereby or referred to therein to the extent provided in the Note Agreement. Reference is hereby made to the Note Agreement for a statement of such rights and benefits.

This Series B Note and the other Series B Notes outstanding under the Note Agreement may be declared due prior to their expressed maturity dates in the events, on the terms and in the manner and amounts as provided in the Note Agreement.

The Series B Notes are not subject to prepayment or redemption at the option of the Company prior to their expressed maturity dates except on the terms and conditions and in the amounts and with the Premium, if any, set forth in the Note Agreement.

This Series B Note is registered on the books of the Company and is transferable only by surrender thereof at the principal office of the Company duly endorsed or accompanied by a written instrument of transfer duly executed by the registered holder of this Series B Note or its attorney duly authorized in writing. Payment of or on account of principal, Premium, if any, and interest on this Series B Note shall be made only to or upon the order in writing of the registered holder.

This Series B Note shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

Allied Capital Corporation

By

Name:

Title:

Allied Capital Corporation
8.82% Senior Secured Note, Series 2008-A,
Due June 20, 2013

No. RA- $[ ]	[Date] PPN

Allied Capital Corporation, a Maryland corporation (the “Company”), for value received, hereby promises to pay to [     ] or registered assigns on the 20th day of June, 2013 the principal amount of [     ] Dollars ($     ) and to pay interest (computed on the basis of a 360-day year of twelve 30-day months) on the principal amount from time to time remaining unpaid hereon at the rate of 8.82% per annum from the date hereof until maturity, payable semiannually on the 20th day of each June and December in each year (commencing on the first of such dates after the date hereof) and at maturity. The Company agrees to pay interest on overdue principal (including any overdue required or optional prepayment of principal) and Premium, if any, and (to the extent legally enforceable) on any overdue installment of interest, and, during the continuance of any other Event of Default, on the unpaid balance thereof, at the rate of 10.82% per annum after the due date, whether by acceleration or otherwise, until paid. Both the principal hereof and interest hereon and any Make-Whole Amount with respect to this Series 2008-A Note are payable at the principal office of the Company in Washington, D.C. in coin or currency of the United States of America which at the time of payment shall be legal tender for the payment of public and private debts.

This Series 2008-A Note is one of the 8.82% Senior Secured Notes, Series 2008-A, due June 20, 2013 (the “Series 2008-A Notes”) of the Company in the aggregate principal amount of $140,500,000 issued or to be issued together with the $52,500,000 aggregate principal amount of 9.14% Senior Secured Notes, Series 2008-B, due June 20, 2015 (the “Series 2008-B Notes” and, together with the Series 2008-A Notes, the “Series 2008 Notes”) of the Company, under and pursuant to the terms and provisions of the Note Agreement, dated as of June 20, 2008, as amended by that certain First Omnibus Waiver and Amendment to the Note Agreements dated as of July 25, 2008 and that certain Second Omnibus Amendment to the Note Agreements dated as of December 30, 2008 (as amended, the “Note Agreement”), entered into by the Company with the Purchasers named therein and this Series 2008-A Note and the holder hereof are entitled with the holders of all other Notes outstanding under the Note Agreement to all the benefits provided for thereby or referred to therein to the extent provided in the Note Agreement. Reference is hereby made to the Note Agreement for a statement of such rights and benefits. Unless otherwise indicated, capitalized terms used in this Series 2008-A Note shall have the respective meanings ascribed to such terms in the Note Agreement.

This Series 2008-A Note and the other Notes outstanding under the Note Agreement may be declared, or otherwise become, due prior to their expressed maturity dates in the events, on the terms and in the manner and amounts as provided in the Note Agreement.

The Series 2008-A Notes are not subject to prepayment or redemption at the option of the Company prior to their expressed maturity dates except on the terms and conditions and in the amounts and with the Premium, if any, set forth in the Note Agreement.

This Series 2008-A Note is registered on the books of the Company and is transferable only by surrender thereof at the principal office of the Company duly endorsed or accompanied by a written instrument of transfer duly executed by the registered holder of this Series 2008-A Note or its attorney duly authorized in writing. Payment of or on account of principal, Premium, if any, and interest on this Series 2008-A Note shall be made only to or upon the order in writing of the registered holder.

This Series 2008-A Note shall be construed and enforced in accordance with, and the rights of the Company and the holder of this Series 2008-A Note shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

Allied Capital Corporation

By

Name:

Title:

Allied Capital Corporation
9.14% Senior Secured Note, Series 2008-B,
Due June 20, 2015

No. RB- $[ ]	[Date] PPN

Allied Capital Corporation, a Maryland corporation (the “Company”), for value received, hereby promises to pay to [     ] or registered assigns on the 20th day of June, 2015 the principal amount of [     ] Dollars ($     ) and to pay interest (computed on the basis of a 360-day year of twelve 30-day months) on the principal amount from time to time remaining unpaid hereon at the rate of 9.14% per annum from the date hereof until maturity, payable semiannually on the 20th day of each June and December in each year (commencing on the first of such dates after the date hereof) and at maturity. The Company agrees to pay interest on overdue principal (including any overdue required or optional prepayment of principal) and Premium, if any, and (to the extent legally enforceable) on any overdue installment of interest, and, during the continuance of any other Event of Default, on the unpaid balance thereof, at the rate of 11.14% per annum after the due date, whether by acceleration or otherwise, until paid. Both the principal hereof and interest hereon and any Make-Whole Amount with respect to this Series 2008-B Note are payable at the principal office of the Company in Washington, D.C. in coin or currency of the United States of America which at the time of payment shall be legal tender for the payment of public and private debts.

This Series 2008-B Note is one of the 9.14% Senior Secured Notes, Series 2008-B, due June 20, 2015 (the “Series 2008-B Notes”) of the Company in the aggregate principal amount of $52,500,000 issued or to be issued together with the $140,500,000 aggregate principal amount of 8.82% Senior Secured Notes, Series 2008-A, due June 20, 2013 (the “Series 2008-A Notes” and, together with the Series 2008-B Notes, the “Series 2008 Notes”) of the Company, under and pursuant to the terms and provisions of the Note Agreement, dated as of June 20, 2008, as amended by that certain First Omnibus Waiver and Amendment to the Note Agreements dated as of July 25, 2008 and that certain Second Omnibus Amendment to the Note Agreements dated as of December 30, 2008 (as amended, the “Note Agreement”), entered into by the Company with the Purchasers named therein and this Series 2008-B Note and the holder hereof are entitled with the holders of all other Notes outstanding under the Note Agreement to all the benefits provided for thereby or referred to therein to the extent provided in the Note Agreement. Reference is hereby made to the Note Agreement for a statement of such rights and benefits. Unless otherwise indicated, capitalized terms used in this Series 2008-B Note shall have the respective meanings ascribed to such terms in the Note Agreement.

This Series 2008-B Note and the other Notes outstanding under the Note Agreement may be declared, or otherwise become, due prior to their expressed maturity dates in the events, on the terms and in the manner and amounts as provided in the Note Agreement.

The Series 2008-B Notes are not subject to prepayment or redemption at the option of the Company prior to their expressed maturity dates except on the terms and conditions and in the amounts and with the Premium, if any, set forth in the Note Agreement.

This Series 2008-B Note is registered on the books of the Company and is transferable only by surrender thereof at the principal office of the Company duly endorsed or accompanied by a written instrument of transfer duly executed by the registered holder of this Series 2008-B Note or its attorney duly authorized in writing. Payment of or on account of principal, Premium, if any, and interest on this Series 2008-B Note shall be made only to or upon the order in writing of the registered holder.

This Series 2008-B Note shall be construed and enforced in accordance with, and the rights of Company and the holder of this Series 2008-B Note shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

Allied Capital Corporation

By

Name:

Title: